EXHIBIT 99.1

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE3

150 PPC
1 Mo. libor = 20%
6 Mo. libor = 20%

------------------------------------------------------------------------------------------------------------------------------
    Date      Period    A-3     A-3 balance     A-4     A-4 balance      M-1     M-1 balance    M-2     M-2 balance
                      cashcap                 cashcap                  cashcap                cashcap
------------------------------------------------------------------------------------------------------------------------------
   8/30/2005      0        -  83,000,000.00        -   63,847,000.00         -  29,555,000.00       -  26,484,000.00
   9/25/2005      1    19.93  83,000,000.00    19.93   63,847,000.00     19.71  29,555,000.00   19.71  26,484,000.00 *Prefund
  10/25/2005      2    20.13  83,000,000.00    20.13   63,847,000.00     19.92  29,555,000.00   19.92  26,484,000.00 *Prefund
  11/25/2005      3    20.62  83,000,000.00    20.99   63,847,000.00     21.70  29,555,000.00   21.73  26,484,000.00 *Prefund
  12/25/2005      4    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   1/25/2006      5    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   2/25/2006      6    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   3/25/2006      7    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   4/25/2006      8    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   5/25/2006      9    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   6/25/2006     10    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   7/25/2006     11    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   8/25/2006     12    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   9/25/2006     13    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
  10/25/2006     14    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
  11/25/2006     15    20.24  83,000,000.00    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
  12/25/2006     16    20.24  82,765,960.93    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   1/25/2007     17    20.24  71,764,064.43    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   2/25/2007     18    20.24  61,243,239.66    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   3/25/2007     19    20.24  51,182,398.84    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   4/25/2007     20    20.24  41,561,367.20    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   5/25/2007     21    20.24  32,355,911.31    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00
   6/25/2007     22    20.24  23,573,865.26    20.37   63,847,000.00     20.48  29,555,000.00   20.49  26,484,000.00

------------------------------------------------------------------------------------------------------------------------------
    Date      Period    A-3     A-3 balance     A-4     A-4 balance      M-1     M-1 balance    M-2     M-2 balance
                      cashcap                 cashcap                  cashcap                cashcap
------------------------------------------------------------------------------------------------------------------------------
   7/25/2007     23    16.17  15,176,048.90    16.17   63,847,000.00     14.97  29,555,000.00   14.97  26,484,000.00
   8/25/2007     24    15.04   7,145,543.20    15.04   63,847,000.00     13.75  29,555,000.00   13.75  26,484,000.00
   9/25/2007     25    14.68              -    14.68   63,313,573.85     13.24  29,555,000.00   13.24  26,484,000.00
  10/25/2007     26        -              -    14.57   55,969,227.99     12.92  29,555,000.00   12.92  26,484,000.00
  11/25/2007     27        -              -    14.51   48,945,751.82     12.71  29,555,000.00   12.71  26,484,000.00
  12/25/2007     28        -              -    15.80   42,234,486.88     13.45  29,555,000.00   13.45  26,484,000.00
   1/25/2008     29        -              -    15.99   35,815,750.10     13.44  29,555,000.00   13.44  26,484,000.00
   2/25/2008     30        -              -    16.53   29,676,739.84     13.52  29,555,000.00   13.52  26,484,000.00
   3/25/2008     31        -              -    18.03   23,805,163.55     14.16  29,555,000.00   14.16  26,484,000.00
   4/25/2008     32        -              -    18.11   18,188,899.31     13.64  29,555,000.00   13.64  26,484,000.00
   5/25/2008     33        -              -    20.01   12,817,355.81     13.99  29,555,000.00   13.99  26,484,000.00
   6/25/2008     34        -              -    23.14    7,684,842.38     14.33  29,555,000.00   14.33  26,484,000.00
   7/25/2008     35        -              -    28.70    2,775,594.46     13.78  29,555,000.00   13.78  26,484,000.00
   8/25/2008     36        -              -    49.37               -     13.20  27,366,099.22   13.20  26,484,000.00
   9/25/2008     37        -              -        -               -    136.50  27,366,099.22  128.08  26,484,000.00
  10/25/2008     38        -              -        -               -     20.48  27,366,099.22   20.49  26,484,000.00
  11/25/2008     39        -              -        -               -     20.48  27,366,099.22   18.16  26,484,000.00
  12/25/2008     40        -              -        -               -     20.48  27,366,099.22   19.89  26,484,000.00
   1/25/2009     41        -              -        -               -     20.48  27,366,099.22   18.60  26,484,000.00
   2/25/2009     42        -              -        -               -     20.48  27,366,099.22   18.13  26,484,000.00
   3/25/2009     43        -              -        -               -     20.48  27,366,099.22   21.46  26,484,000.00
   4/25/2009     44        -              -        -               -     20.48  27,366,099.22   17.17  26,484,000.00
   5/25/2009     45        -              -        -               -     20.48  27,366,099.22   17.85  26,484,000.00
   6/25/2009     46        -              -        -               -     20.48  27,366,099.22   16.79  26,484,000.00
   7/25/2009     47        -              -        -               -     20.48  27,366,099.22   17.67  26,484,000.00
   8/25/2009     48        -              -        -               -     20.48  27,366,099.22   16.15  26,484,000.00
   9/25/2009     49        -              -        -               -     20.48  27,366,099.22   15.79  26,484,000.00
  10/25/2009     50        -              -        -               -     20.48  27,366,099.22   16.48  26,484,000.00
  11/25/2009     51        -              -        -               -     20.48  27,366,099.22   14.75  26,484,000.00
  12/25/2009     52        -              -        -               -     16.70  27,366,099.22   14.99  26,484,000.00
   1/25/2010     53        -              -        -               -     16.33              -   14.67              -
   2/25/2010     54        -              -        -               -         -              -       -              -
   3/25/2010     55        -              -        -               -         -              -       -              -
   4/25/2010     56        -              -        -               -         -              -       -              -
   5/25/2010     57        -              -        -               -         -              -       -              -
   6/25/2010     58        -              -        -               -         -              -       -              -
   7/25/2010     59        -              -        -               -         -              -       -              -
   8/25/2010     60        -              -        -               -         -              -       -              -
   9/25/2010     61        -              -        -               -         -              -       -              -
  10/25/2010     62        -              -        -               -         -              -       -              -
  11/25/2010     63        -              -        -               -         -              -       -              -
  12/25/2010     64        -              -        -               -         -              -       -              -
   1/25/2011     65        -              -        -               -         -              -       -              -
   2/25/2011     66        -              -        -               -         -              -       -              -
   3/25/2011     67        -              -        -               -         -              -       -              -
   4/25/2011     68        -              -        -               -         -              -       -              -
   5/25/2011     69        -              -        -               -         -              -       -              -
   6/25/2011     70        -              -        -               -         -              -       -              -
   7/25/2011     71        -              -        -               -         -              -       -              -
   8/25/2011     72        -              -        -               -         -              -       -              -
   9/25/2011     73        -              -        -               -         -              -       -              -
  10/25/2011     74        -              -        -               -         -              -       -              -
  11/25/2011     75        -              -        -               -         -              -       -              -
  12/25/2011     76        -              -        -               -         -              -       -              -
   1/25/2012     77        -              -        -               -         -              -       -              -
   2/25/2012     78        -              -        -               -         -              -       -              -

------------------------------------------------------------------------------------------------------------------------------
    Date      Period    A-3     A-3 balance     A-4     A-4 balance      M-1     M-1 balance    M-2     M-2 balance
                      cashcap                 cashcap                  cashcap                cashcap
------------------------------------------------------------------------------------------------------------------------------
   3/25/2012     79        -              -        -               -         -              -       -              -
   4/25/2012     80        -              -        -               -         -              -       -              -
   5/25/2012     81        -              -        -               -         -              -       -              -
   6/25/2012     82        -              -        -               -         -              -       -              -
   7/25/2012     83        -              -        -               -         -              -       -              -
   8/25/2012     84        -              -        -               -         -              -       -              -
   9/25/2012     85        -              -        -               -         -              -       -              -
  10/25/2012     86        -              -        -               -         -              -       -              -
  11/25/2012     87        -              -        -               -         -              -       -              -
  12/25/2012     88        -              -        -               -         -              -       -              -
   1/25/2013     89        -              -        -               -         -              -       -              -
   2/25/2013     90        -              -        -               -         -              -       -              -
   3/25/2013     91        -              -        -               -         -              -       -              -
   4/25/2013     92        -              -        -               -         -              -       -              -
   5/25/2013     93        -              -        -               -         -              -       -              -
   6/25/2013     94        -              -        -               -         -              -       -              -
   7/25/2013     95        -              -        -               -         -              -       -              -
   8/25/2013     96        -              -        -               -         -              -       -              -
   9/25/2013     97        -              -        -               -         -              -       -              -
  10/25/2013     98        -              -        -               -         -              -       -              -
  11/25/2013     99        -              -        -               -         -              -       -              -
  12/25/2013    100        -              -        -               -         -              -       -              -
   1/25/2014    101        -              -        -               -         -              -       -              -
   2/25/2014    102        -              -        -               -         -              -       -              -
   3/25/2014    103        -              -        -               -         -              -       -              -
   4/25/2014    104        -              -        -               -         -              -       -              -
   5/25/2014    105        -              -        -               -         -              -       -              -
   6/25/2014    106        -              -        -               -         -              -       -              -
   7/25/2014    107        -              -        -               -         -              -       -              -
   8/25/2014    108        -              -        -               -         -              -       -              -
   9/25/2014    109        -              -        -               -         -              -       -              -
  10/25/2014    110        -              -        -               -         -              -       -              -
  11/25/2014    111        -              -        -               -         -              -       -              -
  12/25/2014    112        -              -        -               -         -              -       -              -
   1/25/2015    113        -              -        -               -         -              -       -              -
   2/25/2015    114        -              -        -               -         -              -       -              -
   3/25/2015    115        -              -        -               -         -              -       -              -
   4/25/2015    116        -              -        -               -         -              -       -              -
   5/25/2015    117        -              -        -               -         -              -       -              -
   6/25/2015    118        -              -        -               -         -              -       -              -
   7/25/2015    119        -              -        -               -         -              -       -              -
   8/25/2015    120        -              -        -               -         -              -       -              -
   9/25/2015    121        -              -        -               -         -              -       -              -
  10/25/2015    122        -              -        -               -         -              -       -              -
  11/25/2015    123        -              -        -               -         -              -       -              -
  12/25/2015    124        -              -        -               -         -              -       -              -
   1/25/2016    125        -              -        -               -         -              -       -              -
   2/25/2016    126        -              -        -               -         -              -       -              -
   3/25/2016    127        -              -        -               -         -              -       -              -
   4/25/2016    128        -              -        -               -         -              -       -              -
   5/25/2016    129        -              -        -               -         -              -       -              -
   6/25/2016    130        -              -        -               -         -              -       -              -
   7/25/2016    131        -              -        -               -         -              -       -              -
   8/25/2016    132        -              -        -               -         -              -       -              -
   9/25/2016    133        -              -        -               -         -              -       -              -
  10/25/2016    134        -              -        -               -         -              -       -              -

------------------------------------------------------------------------------------------------------------------------------
    Date      Period    A-3     A-3 balance     A-4     A-4 balance      M-1     M-1 balance    M-2     M-2 balance
                      cashcap                 cashcap                  cashcap                cashcap
------------------------------------------------------------------------------------------------------------------------------
  11/25/2016    135        -              -        -               -         -              -       -              -
  12/25/2016    136        -              -        -               -         -              -       -              -
   1/25/2017    137        -              -        -               -         -              -       -              -
   2/25/2017    138        -              -        -               -         -              -       -              -
   3/25/2017    139        -              -        -               -         -              -       -              -
   4/25/2017    140        -              -        -               -         -              -       -              -
   5/25/2017    141        -              -        -               -         -              -       -              -
   6/25/2017    142        -              -        -               -         -              -       -              -
   7/25/2017    143        -              -        -               -         -              -       -              -
   8/25/2017    144        -              -        -               -         -              -       -              -
   9/25/2017    145        -              -        -               -         -              -       -              -
  10/25/2017    146        -              -        -               -         -              -       -              -
  11/25/2017    147        -              -        -               -         -              -       -              -
  12/25/2017    148        -              -        -               -         -              -       -              -
   1/25/2018    149        -              -        -               -         -              -       -              -
   2/25/2018    150        -              -        -               -         -              -       -              -
   3/25/2018    151        -              -        -               -         -              -       -              -
   4/25/2018    152        -              -        -               -         -              -       -              -
   5/25/2018    153        -              -        -               -         -              -       -              -
   6/25/2018    154        -              -        -               -         -              -       -              -
   7/25/2018    155        -              -        -               -         -              -       -              -
   8/25/2018    156        -              -        -               -         -              -       -              -
   9/25/2018    157        -              -        -               -         -              -       -              -
  10/25/2018    158        -              -        -               -         -              -       -              -
  11/25/2018    159        -              -        -               -         -              -       -              -
  12/25/2018    160        -              -        -               -         -              -       -              -
   1/25/2019    161        -              -        -               -         -              -       -              -
   2/25/2019    162        -              -        -               -         -              -       -              -
   3/25/2019    163        -              -        -               -         -              -       -              -
   4/25/2019    164        -              -        -               -         -              -       -              -
   5/25/2019    165        -              -        -               -         -              -       -              -
   6/25/2019    166        -              -        -               -         -              -       -              -
   7/25/2019    167        -              -        -               -         -              -       -              -
   8/25/2019    168        -              -        -               -         -              -       -              -
   9/25/2019    169        -              -        -               -         -              -       -              -
  10/25/2019    170        -              -        -               -         -              -       -              -
  11/25/2019    171        -              -        -               -         -              -       -              -
  12/25/2019    172        -              -        -               -         -              -       -              -
   1/25/2020    173        -              -        -               -         -              -       -              -
   2/25/2020    174        -              -        -               -         -              -       -              -
   3/25/2020    175        -              -        -               -         -              -       -              -
   4/25/2020    176        -              -        -               -         -              -       -              -
   5/25/2020    177        -              -        -               -         -              -       -              -
   6/25/2020    178        -              -        -               -         -              -       -              -
   7/25/2020    179        -              -        -               -         -              -       -              -
   8/25/2020    180        -              -        -               -         -              -       -              -
   9/25/2020    181        -              -        -               -         -              -       -              -
  10/25/2020    182        -              -        -               -         -              -       -              -
  11/25/2020    183        -              -        -               -         -              -       -              -
  12/25/2020    184        -              -        -               -         -              -       -              -
   1/25/2021    185        -              -        -               -         -              -       -              -
   2/25/2021    186        -              -        -               -         -              -       -              -
   3/25/2021    187        -              -        -               -         -              -       -              -
   4/25/2021    188        -              -        -               -         -              -       -              -
   5/25/2021    189        -              -        -               -         -              -       -              -
   6/25/2021    190        -              -        -               -         -              -       -              -

------------------------------------------------------------------------------------------------------------------------------
    Date      Period    A-3     A-3 balance     A-4     A-4 balance      M-1     M-1 balance    M-2     M-2 balance
                      cashcap                 cashcap                  cashcap                cashcap
------------------------------------------------------------------------------------------------------------------------------
   7/25/2021    191        -              -        -               -         -              -       -              -
   8/25/2021    192        -              -        -               -         -              -       -              -
   9/25/2021    193        -              -        -               -         -              -       -              -
  10/25/2021    194        -              -        -               -         -              -       -              -
  11/25/2021    195        -              -        -               -         -              -       -              -
  12/25/2021    196        -              -        -               -         -              -       -              -
   1/25/2022    197        -              -        -               -         -              -       -              -
   2/25/2022    198        -              -        -               -         -              -       -              -
   3/25/2022    199        -              -        -               -         -              -       -              -
   4/25/2022    200        -              -        -               -         -              -       -              -
   5/25/2022    201        -              -        -               -         -              -       -              -
   6/25/2022    202        -              -        -               -         -              -       -              -
   7/25/2022    203        -              -        -               -         -              -       -              -
   8/25/2022    204        -              -        -               -         -              -       -              -
   9/25/2022    205        -              -        -               -         -              -       -              -
  10/25/2022    206        -              -        -               -         -              -       -              -
  11/25/2022    207        -              -        -               -         -              -       -              -
  12/25/2022    208        -              -        -               -         -              -       -              -
   1/25/2023    209        -              -        -               -         -              -       -              -
   2/25/2023    210        -              -        -               -         -              -       -              -
   3/25/2023    211        -              -        -               -         -              -       -              -
   4/25/2023    212        -              -        -               -         -              -       -              -
   5/25/2023    213        -              -        -               -         -              -       -              -
   6/25/2023    214        -              -        -               -         -              -       -              -
   7/25/2023    215        -              -        -               -         -              -       -              -
   8/25/2023    216        -              -        -               -         -              -       -              -
   9/25/2023    217        -              -        -               -         -              -       -              -
  10/25/2023    218        -              -        -               -         -              -       -              -
  11/25/2023    219        -              -        -               -         -              -       -              -
  12/25/2023    220        -              -        -               -         -              -       -              -
   1/25/2024    221        -              -        -               -         -              -       -              -
   2/25/2024    222        -              -        -               -         -              -       -              -
   3/25/2024    223        -              -        -               -         -              -       -              -
   4/25/2024    224        -              -        -               -         -              -       -              -
   5/25/2024    225        -              -        -               -         -              -       -              -
   6/25/2024    226        -              -        -               -         -              -       -              -
   7/25/2024    227        -              -        -               -         -              -       -              -
   8/25/2024    228        -              -        -               -         -              -       -              -
   9/25/2024    229        -              -        -               -         -              -       -              -
  10/25/2024    230        -              -        -               -         -              -       -              -
  11/25/2024    231        -              -        -               -         -              -       -              -
  12/25/2024    232        -              -        -               -         -              -       -              -
   1/25/2025    233        -              -        -               -         -              -       -              -
   2/25/2025    234        -              -        -               -         -              -       -              -
   3/25/2025    235        -              -        -               -         -              -       -              -
   4/25/2025    236        -              -        -               -         -              -       -              -
   5/25/2025    237        -              -        -               -         -              -       -              -
   6/25/2025    238        -              -        -               -         -              -       -              -
   7/25/2025    239        -              -        -               -         -              -       -              -
   8/25/2025    240        -              -        -               -         -              -       -              -
   9/25/2025    241        -              -        -               -         -              -       -              -
  10/25/2025    242        -              -        -               -         -              -       -              -
  11/25/2025    243        -              -        -               -         -              -       -              -
  12/25/2025    244        -              -        -               -         -              -       -              -
   1/25/2026    245        -              -        -               -         -              -       -              -
   2/25/2026    246        -              -        -               -         -              -       -              -

------------------------------------------------------------------------------------------------------------------------------
    Date      Period    A-3     A-3 balance     A-4     A-4 balance      M-1     M-1 balance    M-2     M-2 balance
                      cashcap                 cashcap                  cashcap                cashcap
------------------------------------------------------------------------------------------------------------------------------
   3/25/2026    247        -              -        -               -         -              -       -              -
   4/25/2026    248        -              -        -               -         -              -       -              -
   5/25/2026    249        -              -        -               -         -              -       -              -
   6/25/2026    250        -              -        -               -         -              -       -              -
   7/25/2026    251        -              -        -               -         -              -       -              -
   8/25/2026    252        -              -        -               -         -              -       -              -
   9/25/2026    253        -              -        -               -         -              -       -              -
  10/25/2026    254        -              -        -               -         -              -       -              -
  11/25/2026    255        -              -        -               -         -              -       -              -
  12/25/2026    256        -              -        -               -         -              -       -              -
   1/25/2027    257        -              -        -               -         -              -       -              -
   2/25/2027    258        -              -        -               -         -              -       -              -
   3/25/2027    259        -              -        -               -         -              -       -              -
   4/25/2027    260        -              -        -               -         -              -       -              -
   5/25/2027    261        -              -        -               -         -              -       -              -
   6/25/2027    262        -              -        -               -         -              -       -              -
   7/25/2027    263        -              -        -               -         -              -       -              -
   8/25/2027    264        -              -        -               -         -              -       -              -
   9/25/2027    265        -              -        -               -         -              -       -              -
  10/25/2027    266        -              -        -               -         -              -       -              -
  11/25/2027    267        -              -        -               -         -              -       -              -
  12/25/2027    268        -              -        -               -         -              -       -              -
   1/25/2028    269        -              -        -               -         -              -       -              -
   2/25/2028    270        -              -        -               -         -              -       -              -
   3/25/2028    271        -              -        -               -         -              -       -              -
   4/25/2028    272        -              -        -               -         -              -       -              -
   5/25/2028    273        -              -        -               -         -              -       -              -
   6/25/2028    274        -              -        -               -         -              -       -              -
   7/25/2028    275        -              -        -               -         -              -       -              -
   8/25/2028    276        -              -        -               -         -              -       -              -
   9/25/2028    277        -              -        -               -         -              -       -              -
  10/25/2028    278        -              -        -               -         -              -       -              -
  11/25/2028    279        -              -        -               -         -              -       -              -
  12/25/2028    280        -              -        -               -         -              -       -              -
   1/25/2029    281        -              -        -               -         -              -       -              -
   2/25/2029    282        -              -        -               -         -              -       -              -
   3/25/2029    283        -              -        -               -         -              -       -              -
   4/25/2029    284        -              -        -               -         -              -       -              -
   5/25/2029    285        -              -        -               -         -              -       -              -
   6/25/2029    286        -              -        -               -         -              -       -              -
   7/25/2029    287        -              -        -               -         -              -       -              -
   8/25/2029    288        -              -        -               -         -              -       -              -
   9/25/2029    289        -              -        -               -         -              -       -              -
  10/25/2029    290        -              -        -               -         -              -       -              -
  11/25/2029    291        -              -        -               -         -              -       -              -
  12/25/2029    292        -              -        -               -         -              -       -              -
   1/25/2030    293        -              -        -               -         -              -       -              -
   2/25/2030    294        -              -        -               -         -              -       -              -
   3/25/2030    295        -              -        -               -         -              -       -              -
   4/25/2030    296        -              -        -               -         -              -       -              -
   5/25/2030    297        -              -        -               -         -              -       -              -
   6/25/2030    298        -              -        -               -         -              -       -              -
   7/25/2030    299        -              -        -               -         -              -       -              -
   8/25/2030    300        -              -        -               -         -              -       -              -
   9/25/2030    301        -              -        -               -         -              -       -              -
  10/25/2030    302        -              -        -               -         -              -       -              -

------------------------------------------------------------------------------------------------------------------------------
    Date      Period    A-3     A-3 balance     A-4     A-4 balance      M-1     M-1 balance    M-2     M-2 balance
                      cashcap                 cashcap                  cashcap                cashcap
------------------------------------------------------------------------------------------------------------------------------
  11/25/2030    303        -              -        -               -         -              -       -              -
  12/25/2030    304        -              -        -               -         -              -       -              -
   1/25/2031    305        -              -        -               -         -              -       -              -
   2/25/2031    306        -              -        -               -         -              -       -              -
   3/25/2031    307        -              -        -               -         -              -       -              -
   4/25/2031    308        -              -        -               -         -              -       -              -
   5/25/2031    309        -              -        -               -         -              -       -              -
   6/25/2031    310        -              -        -               -         -              -       -              -
   7/25/2031    311        -              -        -               -         -              -       -              -
   8/25/2031    312        -              -        -               -         -              -       -              -
   9/25/2031    313        -              -        -               -         -              -       -              -
  10/25/2031    314        -              -        -               -         -              -       -              -
  11/25/2031    315        -              -        -               -         -              -       -              -
  12/25/2031    316        -              -        -               -         -              -       -              -
   1/25/2032    317        -              -        -               -         -              -       -              -
   2/25/2032    318        -              -        -               -         -              -       -              -
   3/25/2032    319        -              -        -               -         -              -       -              -
   4/25/2032    320        -              -        -               -         -              -       -              -
   5/25/2032    321        -              -        -               -         -              -       -              -
   6/25/2032    322        -              -        -               -         -              -       -              -
   7/25/2032    323        -              -        -               -         -              -       -              -
   8/25/2032    324        -              -        -               -         -              -       -              -
   9/25/2032    325        -              -        -               -         -              -       -              -
  10/25/2032    326        -              -        -               -         -              -       -              -
  11/25/2032    327        -              -        -               -         -              -       -              -
  12/25/2032    328        -              -        -               -         -              -       -              -
   1/25/2033    329        -              -        -               -         -              -       -              -
   2/25/2033    330        -              -        -               -         -              -       -              -
   3/25/2033    331        -              -        -               -         -              -       -              -
   4/25/2033    332        -              -        -               -         -              -       -              -
   5/25/2033    333        -              -        -               -         -              -       -              -
   6/25/2033    334        -              -        -               -         -              -       -              -
   7/25/2033    335        -              -        -               -         -              -       -              -
   8/25/2033    336        -              -        -               -         -              -       -              -
   9/25/2033    337        -              -        -               -         -              -       -              -
  10/25/2033    338        -              -        -               -         -              -       -              -
  11/25/2033    339        -              -        -               -         -              -       -              -
  12/25/2033    340        -              -        -               -         -              -       -              -
   1/25/2034    341        -              -        -               -         -              -       -              -
   2/25/2034    342        -              -        -               -         -              -       -              -
   3/25/2034    343        -              -        -               -         -              -       -              -
   4/25/2034    344        -              -        -               -         -              -       -              -
   5/25/2034    345        -              -        -               -         -              -       -              -
   6/25/2034    346        -              -        -               -         -              -       -              -
   7/25/2034    347        -              -        -               -         -              -       -              -
   8/25/2034    348        -              -        -               -         -              -       -              -
   9/25/2034    349        -              -        -               -         -              -       -              -
  10/25/2034    350        -              -        -               -         -              -       -              -
  11/25/2034    351        -              -        -               -         -              -       -              -
  12/25/2034    352        -              -        -               -         -              -       -              -
   1/25/2035    353        -              -        -               -         -              -       -              -
   2/25/2035    354        -              -        -               -         -              -       -              -
   3/25/2035    355        -              -        -               -         -              -       -              -
   4/25/2035    356        -              -        -               -         -              -       -              -
   5/25/2035    357        -              -        -               -         -              -       -              -
   6/25/2035    358        -              -        -               -         -              -       -              -
   7/25/2035    359        -              -        -               -         -              -       -              -
   8/25/2035    360        -              -        -               -         -              -       -              -
   9/25/2035    361        -              -        -               -         -              -       -              -
------------------------------------------------------------------------------------------------------------------------------